UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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AIRCASTLE LIMITED

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 18, 2018
AIRCASTLE LIMITED
Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 22, 2018
Date: May 18, 2018    Time: 10:00 AM EDT
Location: Aircastle Limited
201Tresser Boulevard
Stamford, CT 06901
AIRCASTLE LMIITED.
201 Tresser Boulevard
Suite 400
STAMFORD, CT 06901
You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.
You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.
Before You Vote
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. Notice & Proxy Statement    2. Annual Report
How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one.
There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:        www.proxyvote.com
2) BY TELEPHONE:    1-800-579-1639
3) BY E-MAIL*:    sendmaterial@proxyvote.com

*	If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 4, 2018 to facilitate timely delivery.

How To Vote
Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com Have the 12-Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
Voting Items

The Board of Directors recommends that you vote FOR the following:

1.	Election of Directors.
Nominees
01 Giovanni Bisignani 02Takayuki Sakakida 03 Gentaro Toya 04 Peter V. Ueberroth

The Board of Directors recommends you vote FOR the following proposal(s):

2.
Appoint Ernst & Young LLP as the Company’s independent registered public accounting firm (which constitutes the auditor for the purpose of Bermuda law) to audit the Company’s financial statements for fiscal year 2018 and authorize the directors of Aircastle Limited, acting by the Audit Committee, to determine the independent registered public accounting firm's fees.

3.	Vote on Proposal Nos. 3(a) - (c)
3(a). Approval of the Amended Bye-Laws of Aircastle Limited to adopt a majority voting standard in the elections of directors.
3(b). Approval of the Amended Bye-Laws of Aircastle Limited to amend the advance notice provisions relating to shareholder proposals and director nominations.
3(c). Approval of the Amended Bye-Laws of Aircastle Limited to (i) eliminate provisions related to Fortress Investment Fund III LP and its affiliates, (ii) modify certain additional provisions to reflect changes in Bermuda law and (iii) make certain other clarifying changes.

4.	Advisory vote to approve executive compensation.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof. The validity of this proxy is governed by the Bermuda Companies Act 1981. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Annual General Meeting.